SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]     Preliminary Proxy Statement     [ ]     Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                            PORTFOLIO PARTNERS, INC.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

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[ ]    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

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(4)    Date Filed:






                     SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                     (A SERIES OF PORTFOLIO PARTNERS, INC.)
                             151 FARMINGTON AVENUE
                        HARTFORD, CONNECTICUT 06156-8962



TO THE SHAREHOLDERS OF:
        SCUDDER INTERNATIONAL GROWTH PORTFOLIO

Dear Shareholder:

        The attached Proxy Statement from Portfolio Partners, Inc. (the "Fund") discusses a proposal that is being submitted to shareholders of the Scudder International Growth Portfolio (the "Scudder Portfolio"). A Shareholder Meeting has been called for November 6, 1998, to consider the proposal. As a shareholder in the Scudder Portfolio, we ask you to review the Proxy Statement and cast your vote on the proposal. The Board of Directors of the Fund have recommended that shareholders approve the proposal.

        The proposal affecting the Scudder Portfolio seeks approval of an investment sub-advisory agreement between Aetna Life Insurance and Annuity Company (the "Advisor") and Scudder Kemper Investments, Inc. with respect to the assets of the Scudder Portfolio. The proposal is discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

        Your vote is important. You do not need to be physically present at the meeting, but you should complete and sign the enclosed voting instruction/ proxy card and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

        We look forward to receiving your votes in favor of the proposal. Thank you for your support.

Sincerely,




Laurie M. LeBlanc
President





                     SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                     (a series of Portfolio Partners, Inc.)
                             151 Farmington Avenue
                          Hartford, Connecticut 06156


                           NOTICE OF SPECIAL MEETING

     Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Scudder International Growth Portfolio, a series of Portfolio Partners, Inc. (the "Fund"), will be held on November 6, 1998, at 10:00 a.m., Eastern Time, at the offices of the Fund, 151 Farmington Avenue, Hartford, Connecticut. At the Meeting, Shareholders will be asked to consider and vote upon the following proposal:

TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT, DATED AS OF SEPTEMBER 8, 1998, BETWEEN AETNA LIFE INSURANCE AND ANNUITY COMPANY (THE "ADVISOR") AND SCUDDER KEMPER INVESTMENTS, INC. ("SCUDDER KEMPER"). UNDER THE NEW INVESTMENT SUB-ADVISORY AGREEMENT SCUDDER KEMPER WILL CONTINUE TO ACT AS SUB-ADVISOR (THE "SUB-ADVISOR") WITH RESPECT TO THE ASSETS OF THE SCUDDER INTERNATIONAL GROWTH PORTFOLIO (THE "SCUDDER PORTFOLIO") OF THE FUND. THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WILL BE EFFECTIVE UPON THE CONSUMMATION OF A MERGER TRANSACTION PURSUANT TO WHICH SCUDDER KEMPER WILL BE SUBJECT TO A CHANGE IN CONTROL, AS DESCRIBED IN THE ATTACHED PROXY STATEMENT.

     Shareholders of record at the close of business on September 8, 1998, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that your proportionate interest in the Fund may be voted in accordance with your instructions. If you are present at the Meeting, you may change your vote, if desired, at that time.

     By Order of the Board of Directors of the Fund.
                                                        Susan C. Mosher
                                                        Secretary
Hartford, Connecticut
September 28, 1998

                     SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                     (a series of Portfolio Partners, Inc.)
                             151 Farmington Avenue
                          Hartford, Connecticut 06156


                                PROXY STATEMENT

    This Proxy Statement is furnished by Portfolio Partners, Inc. (the "Fund") to its Scudder International Growth Portfolio shareholders ("Scudder Portfolio Shareholders"), on behalf of the Fund's Board of Directors. This Proxy Statement is being provided to you in connection with the Fund's solicitation of the accompanying proxy, to be voted at a Special Meeting of Shareholders (the "Meeting") of the Scudder International Growth Portfolio (the "Scudder Portfolio") to be held on November 6, 1998, at 10:00 a.m., Eastern Time, at the offices of the Fund, 151 Farmington Avenue, Hartford, Connecticut, for the purpose set forth below and in the accompanying Notice of Special Meeting.
This Proxy Statement is being mailed to Scudder Portfolio Shareholders on or about September 28, 1998.

    At the Meeting, Scudder Portfolio Shareholders will be asked to consider and vote upon the following proposal:

    TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT, DATED AS OF SEPTEMBER 8, 1998, BETWEEN AETNA LIFE INSURANCE AND ANNUITY COMPANY (THE "ADVISOR") AND SCUDDER KEMPER INVESTMENTS, INC. ("SCUDDER KEMPER"). UNDER THE NEW INVESTMENT SUB-ADVISORY AGREEMENT SCUDDER KEMPER WILL CONTINUE TO ACT AS SUB-ADVISOR (THE "SUB-ADVISOR") WITH RESPECT TO THE ASSETS OF THE SCUDDER PORTFOLIO. THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WILL BE EFFECTIVE UPON THE CONSUMMATION OF A MERGER TRANSACTION PURSUANT TO WHICH SCUDDER KEMPER WILL BE SUBJECT TO A CHANGE IN CONTROL, AS DESCRIBED IN THIS PROXY STATEMENT.

CERTAIN VOTING MATTERS

    Only Shareholders of record at the close of business on September 8, 1998, (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date there were 27,021,146.753 shares of the Scudder Portfolio outstanding. Each share of the Scudder Portfolio is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

    The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposal. With respect to any other matters (none of which are now known to the Fund's Board of Directors) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.




    A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Fund a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.

    If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal. [If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the Meeting for quorum purposes but not entitled to vote with respect to the proposal and thus will also have the effect of a negative vote on the proposal.]

    The principal solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph and personal contact by Directors, officers and agents or regular employees of the Fund. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by Scudder Kemper or its affiliates and not the Advisor, the Fund, or the Scudder Portfolio.

                     NEW INVESTMENT SUB-ADVISORY AGREEMENT

BACKGROUND

    The Scudder Portfolio is a separate series of the Fund, an open-end management investment company organized as a Maryland corporation. The Advisor, whose business address is 151 Farmington Avenue, Hartford, Connecticut, serves as the Fund's investment advisor. The Advisor has engaged a number of fund advisors (i.e., sub-advisors) to manage the separate portfolios of the Fund. Scudder Kemper, under an investment sub-advisory agreement dated February 11, 1998, (the "Current Investment Agreement") presently serves as investment sub-advisor to the Scudder Portfolio.

    On December 22, 1997, Zurich Insurance Company ("Zurich") entered into a Merger Agreement with B.A.T Industries p.l.c ("B.A.T"), pursuant to which B.A.T's financial services business will be combined with Zurich's financial services businesses (the "Merger Transaction"). When the Merger Transaction is completed, Zurich Financial Services, a new holding company, will hold directly or indirectly all of the B.A.T and Zurich financial services businesses, including Zurich's majority interest in Scudder Kemper. For a more detailed description of the Merger Transaction, please see "Information Concerning the Merger Transaction" below.

    As required by the Investment Company Act of 1940, as amended ("1940 Act"), the Current Investment Sub-Advisory Agreement provides for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor.



                                        2

When the Merger Transaction is consummated, it will give rise to an "assignment" of the Current Investment Sub-Advisory Agreement and thus its termination.

    When the Merger Transaction is consummated and the Current Investment Sub-Advisory Agreement is terminated as a result, the Advisor and Scudder Kemper intend to enter into a new investment sub-advisory agreement (the "New Investment Sub-Advisory Agreement"). The New Investment Sub-Advisory Agreement will contain terms that are identical to the Current Investment Sub-Advisory Agreement, except for the execution date.

    At a meeting held on September 2, 1998, the Board of Directors of the Fund voted to approve the continuation of Scudder Kemper as Sub-Advisor to the Scudder Portfolio subsequent to the Merger Transaction and approved the New Investment Sub-Advisory Agreement. The Scudder Portfolio's Shareholders are being asked to approve the New Investment Sub-Advisory Agreement at this time.

CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

   The Current Investment Sub-Advisory Agreement, dated February 11, 1998, was initially approved by the Fund's Directors, including the Directors who were not "interested persons," on August 11, 1997. For the period November 28, 1997 (commencement of operations) to December 31, 1997, the Advisor paid Scudder Kemper $150,126 on behalf of the Scudder Portfolio for its investment management services under the Current Investment Sub-Advisory Agreement.

INFORMATION CONCERNING SCUDDER KEMPER

    Scudder Kemper, headquartered at 345 Park Avenue, New York, New York 10154, is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Scudder Kemper is one of the largest investment management organizations worldwide, managing in excess of $200 billion of assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies and private family and individual accounts. It is also one of the largest mutual fund managers in the United States. Zurich, through its subsidiaries, owns approximately 70% of the outstanding voting securities of Scudder Kemper. The remaining approximately 30% of the outstanding voting securities of Scudder Kemper is owned by officers and employees of Scudder Kemper.

    The names, addresses and principal occupations of the Directors of Scudder Kemper are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director and Corporate Vice President of Scudder Kemper; LAURENCE CHENG, Mythenquai 2, Zurich, Switzerland, formerly an executive officer of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer of Zurich; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director and Corporate Vice President of



                                        3

Scudder Kemper; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, Managing Director, President and Chief Executive Officer of Scudder Kemper.

SCUDDER PORTFOLIO MANAGEMENT

    The Scudder Portfolio is managed by a team of Scudder Kemper professionals, each of whom plays an important role. Co-lead Portfolio Managers, Irene T. Cheng and Carol L. Franklin, joined Scudder Kemper in 1993 and 1981, respectively. Ms. Franklin has eighteen years of experience and Ms. Cheng has twelve years of experience in finance and investing. Nicholas Bratt, portfolio manager and Director of Scudder Kemper's Global Equity Group, directs Scudder Kemper's overall global equity investment strategies and has been with Scudder Kemper since 1976. Sheridan Reilly joined Scudder Kemper in 1995 as an international portfolio manager with an active role in institutional and mutual fund portfolio management. Mr. Reilly has over ten years of industry experience focusing on strategies for global portfolios, currency hedging, and foreign equity markets. Deborah Chaplin joined Scudder Kemper in 1996 and was a portfolio manager with the Growth & Income investment team before joining the International Investment Team as a co-manager of institutional portfolios. Stephen Dexter joined Scudder Kemper as an equity analyst in 1986 and spent several years in Scudder Kemper's London office where he specialized in international investments. Returning to the U.S. in 1994, he continued as a member of Scudder Kemper's international portfolio management team. Joan Gregory, portfolio manager, focuses on stock selection, a role she has played since she joined Scudder Kemper in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks.

    Please refer to Exhibit B to this Proxy Statement, which identifies all investment companies which have investment objectives similar to those of the Scudder Portfolio and for which Scudder Kemper acts as investment sub-advisor or advisor. Exhibit B also discloses the fees charged such investment companies by Scudder Kemper and the size of each such investment company.

INFORMATION CONCERNING THE MERGER TRANSACTION

    On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; shortly thereafter, Zurich and B.A.T entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), with respect to a Zurich-B.A.T combination. The Merger Agreement superseded the Agreement in Principle. On October 16, 1997, Zurich and B.A.T announced that the Agreement in Principle had been reached to merge B.A.T's financial services businesses with Zurich's businesses.



                                        4

    In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held B.A.T's financial services businesses.

    Zurich Allied AG then contributed its interest in Zurich, and Allied
Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services. These transactions were completed on September [8], 1998. As a result, upon the completion of the Merger Transaction, the former Zurich shareholders initially became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

    Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

[Flow chart illustrating that former Zurich shareholders became the owners, through Zurich Allied AG, a Swiss listed holding company, of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners, through Allied Zurich p.l.c., a U.K. listed holding company, of 43% of the voting stock of Zurich Financial Services. The flow chart shows Zurich Financial Services owning Allied Zurich Holdings and its subsidiaries, Farmers Group, Inc. and its subsidiaries and Zurich Insurance and its subsidiaries, including a 70% interest in Scudder Kemper Investments.]

    At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

    The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Hueppi, Zurich's current Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. As Chairman, Mr. Hueppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

    The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the eleven initial members of the Group Management



                                        5

Board, eight are current members of the Corporate Executive Board of Zurich (including Mr. Edmond Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three are current B.A.T executives.

    The Board of Directors of Zurich Allied AG initially consists of eleven members, eight of whom are current Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of eleven members, eight of whom are current B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

    Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

    The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

    The B.A.T financial services businesses, which, since the closing of the Merger Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

    Zurich has informed Scudder Kemper that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

NEW INVESTMENT SUB-ADVISORY AGREEMENT

    Under the New Investment Sub-Advisory Agreement, Scudder Kemper manages the investment and reinvestment of the assets of the Scudder Portfolio, subject to and in accordance with the investment objectives, policies and restrictions of the Scudder Portfolio and any directions which the Advisor or the Fund's Board of Directors may give from time to time with respect to the Scudder Portfolio. In this regard, Scudder Kemper makes all determinations with respect to the investment of the Scudder Portfolio's assets and the purchase and sale of portfolio securities. Scudder Kemper renders regular reports to the Fund's Board of Directors and to the Advisor.



                                        6

    The New Investment Sub-Advisory Agreement states that Scudder Kemper will select brokers and dealers to effect all Scudder Portfolio transactions subject to certain conditions. Scudder Kemper will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. Scudder Kemper is directed at all times to seek to execute brokerage transactions for the Scudder Portfolio in accordance with such policies or practices as may be established by the Board and the Advisor and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Scudder Portfolio, in the name of the Scudder Portfolio or its nominees, Scudder Kemper shall use its best efforts to obtain for the Scudder Portfolio the most favorable price and best execution available, considering all of the circumstances, and will maintain such records as are required of an investment adviser under applicable law.

    The New Investment Sub-Advisory Agreement states that Scudder Kemper, subject to the appropriate policies and procedures approved by the Advisor and the Board, may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Scudder Portfolio to pay a broker or dealer that provides brokerage or research services to Scudder Kemper an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Scudder Kemper determines, in good faith, that such amount or commission is reasonable in relation to the value of such brokerage or research services provided.

    The New Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Scudder Portfolio on 60 days' prior written notice to Scudder Kemper. The New Investment Sub-Advisory Agreement may also be terminated by the Advisor: (i) on at least 60 days' prior written notice to Scudder Kemper, without the payment of any penalty; (ii) upon material breach by Scudder Kemper of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Scudder Kemper becomes unable to discharge its duties and obligations under the New Investment Sub-Advisory Agreement. Scudder Kemper may terminate the New Investment Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to the Advisor. The New Investment Sub-Advisory Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Fund and the Advisor.

    The New Investment Sub-Advisory Agreement provides that neither Scudder Kemper nor any of its agents shall be liable to the Advisor or the Fund for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Fund in failing to observe the instructions of the Advisor, provided such action or inaction of such other service providers to the Fund is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of Scudder Kemper under the New Investment Sub-Advisory Agreement.



                                        7

     The Advisor pays the fees earned by Scudder Kemper with respect to its management of the Scudder Portfolio's assets. As compensation for its services, Scudder Kemper is paid a monthly fee equal on an annual basis to:
0.75% on the first $20 million of average daily net assets; 0.65% on the next $15 million; 0.50% on the next $65 million; 0.40% on the next $200 million; and 0.30% on assets over $300 million.

     The New Investment Sub-Advisory Agreement will remain in effect through September 7, 2000, unless earlier terminated under the provisions discussed above. Following the expiration of its initial term, the New Investment Sub-Advisory Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this New Investment Sub-Advisory Agreement ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities (as determined in accordance with the 1940 Act).

     The description of the New Investment Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by the terms of the New Investment Sub-Advisory Agreement included under Exhibit A attached hereto. If the New Investment Sub-Advisory Agreement with Scudder Kemper is not approved by Shareholders, the Board of Directors of the Fund would make such arrangements for the management of the Scudder Portfolio's investments as it deemed appropriate and in the best interests of Shareholders.

BOARD OF DIRECTORS EVALUATION

     Scudder Kemper has informed the Directors that the Merger Transaction is not expected to have a material effect on the operations of the Scudder Portfolio or on its shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. The Merger Transaction, by its terms, does not contemplate any changes, other than changes in the ordinary course of business, in the management or operation of Scudder Kemper relating to the Scudder Portfolio, the personnel managing the Scudder Portfolio or other services provided to and business activities of the Scudder Portfolio. The Merger Transaction also is not expected to result in material changes in the senior management or personnel of Scudder Kemper. Based on the foregoing, Scudder Kemper does not anticipate that the Merger Transaction will cause a reduction in the quality of services or an increase in the cost of services provided to the Scudder Portfolio, or have any adverse affect on Scudder Kemper's ability to fulfill its obligations under the New Investment Sub-Advisory Agreement or on its ability to operate its businesses in a manner consistent with its current practices.

DIRECTORS' CONSIDERATION

     In addition to the factors that the Board of Direcors of the Fund considered in evaluating the Merger Transaction and the effect such Merger Transaction would have on the Scudder



                                        8

Portfolio, which included (i) that there were no contemplated changes in senior management or personnel of Scudder Kemper, in the investment philosophy, policies or strategy of the Scudder Portfolio, or in the quality of services provided to the Scudder Portfolio by Scudder Kemper and (ii) the undertaking that no unfair burden would be imposed upon the Scudder Portfolio as a result of the Merger Transaction, the Board also took into account that the New Investment Sub-Advisory Agreement, including the terms relating to the services to be provided, and the fees and expenses payable, thereunder, is on the same terms in all material respects as the Current Investment Sub-Advisory Agreement. The Board noted that, in approving the Current Investment Sub-Advisory Agreement, the Board of the Fund, including the Independent Directors, had considered a number of factors, including the nature, quality and extent of the services furnished by Scudder Kemper; the necessity of Scudder Kemper maintaining and enhancing its ability to retain and attract capable personnel; Scudder Kemper's experience in investing; possible economies of scale; Scudder Kemper's investment record; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fee and expense ratios of funds similar to the Fund, and other investment advisers; the risks assumed by Scudder Kemper; the advantages and possible disadvantages to the Scudder Portfolio of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as Sub-Advisor to the Scudder Portfolio; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; Scudder Kemper's financial resources and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Scudder Portfolio; and various other factors.

    The Board of Directors of the Fund believes that the terms of the New Investment Sub-Advisory Agreement are fair to, and in the best interest of, the Fund, the Scudder Portfolio and the Shareholders of the Scudder Portfolio. The Fund's Board of Directors, including the Independent Directors of the Fund voting separately, recommends that Shareholders approve the New Investment Sub-Advisory Agreement between Scudder Kemper and the Advisor. In making this recommendation, the Directors considered the nature and quality of the proposed services to be provided by Scudder Kemper to the Scudder Portfolio, Scudder Kemper's past performance record, the scope of Scudder Kemper's portfolio management activities, Scudder Kemper's investment philosophy and process, and the quality of Scudder Kemper's capabilities generally. The Directors also examined the background and experience of Scudder Kemper's various officers and managers, especially those who would have direct involvement in the Fund's management. Fees charged by entities providing services comparable to those of Scudder Kemper were also considered.

     After a comprehensive review of the matter, the Board of Directors of the Fund concluded that the Scudder Portfolio should receive investment advisory services under the New Investment Sub-Advisory Agreement equal or superior to those it had received under the Current Investment Sub-Advisory Agreement.



                                        9

            REQUIRED VOTE AND DIRECTORS RECOMMENDATION FOR PROPOSAL

    At the Meeting, the Shareholders of the Scudder Portfolio will vote on the approval or disapproval of the New Investment Sub-Advisory Agreement.

    The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Scudder Portfolio is required to approve the proposal. "Majority of the outstanding voting securities" of the Scudder Portfolio for this purpose under the 1940 Act means the lesser of (1) 67% of the securities of the Scudder Portfolio present, if more than 50% of the outstanding securities of the Scudder Portfolio are represented and voting, or
(2) more than 50% of such outstanding securities.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     Shares of the Fund are available through the purchase of variable life insurance and variable annuity policies issued by the Advisor and its affiliates. As of September 8, 1998, the following person was a beneficial owner of more than 5% of the outstanding shares of the Scudder Portfolio:



                                        AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP  PERCENT OF CLASS
------------------------------------    --------------------  ----------------

Aetna Life Insurance and Annuity        26,734,945.433        98.9%
Company
151 Farmington Avenue
Hartford, Connecticut  06156



     To the knowledge of the Scudder Portfolio, no other Shareholder beneficially owned more than 5% of the outstanding shares of the Scudder Portfolio as of September 8, 1998.

     [As of September 8, 1998, the Directors and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Scudder Portfolio.]

                  SECURITY OWNERSHIP OF CERTAIN CONTRACT OWNERS

     To the best knowledge of the Fund, the names and addresses of the contract owners who own 5% or more of the outstanding shares of the Scudder Portfolio as of September 8, 1998, and the amount of outstanding shares owned of record by such holders, are set forth below:



                                       10


NAME AND ADDRESS          SHARES HELD               PERCENT OWNERSHIP
----------------          -----------               -----------------


                              GENERAL INFORMATION

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND PRINCIPAL UNDERWRITER

     Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides administrative, custodial and fund accounting services for the Fund and serves as transfer agent for the Fund.

     Aetna Life Insurance and Annuity Company, located at 151 Farmington Avenue, Hartford, Connecticut 06156, serves as the Fund's principal underwriter.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SCUDDER PORTFOLIO TRANSACTIONS

     The Scudder Portfolio does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Scudder Portfolio may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with the Fund or the Advisor. Scudder Kemper may place brokerage transactions with Scudder Investor Services, Inc. ("SIS"), an affiliate of Scudder Kemper. SIS may be a major recipient of brokerage commissions paid by the Fund.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of Shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders or interest holders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

REPORTS TO SHAREHOLDERS

     The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund upon request within three business days of the request. Requests for such



                                       11

reports can be made by calling 1-800-525-4225 or in writing to the Fund at 151 Farmington Avenue, Hartford, Connecticut 06156-8962.

SCUDDER KEMPER, ZURICH AND B.A.T INDUSTRIES INFORMATION

     All information contained in this Proxy Statement concerning Scudder Kemper, Zurich, B.A.T, their respective affiliates and the Merger Transaction has been provided by Scudder Kemper.


IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


By Order of the Board of Directors of the Fund.

                                                         Susan C. Mosher
                                                         Secretary

September 28, 1998
Hartford, Connecticut



                                       12

                                   EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT

                                    BETWEEN

                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                                      AND

                        SCUDDER KEMPER INVESTMENTS, INC.


INVESTMENT SUBADVISORY AGREEMENT, made as of the 8th day of September, 1998, between Aetna Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Scudder Kemper Investments, Inc. ("Subadviser"), a corporation organized and existing under the laws of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 25th day of August, 1997 ("Advisory Agreement") with Portfolio Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Board of Directors and the Adviser desire to retain the Subadviser as subadviser for the Scudder International Growth Portfolio (the "Portfolio"), a portfolio of the Company, to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  DUTIES OF THE SUBADVISER

    A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors ("Board") and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with the portfolio's investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently



                                       13

    in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

          (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of the Portfolio; and

          (ii) directly or through the trading desks of the Subadviser or its affiliate place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

          (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

          (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

          (iii) provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

          (iv) establish appropriate personal contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

          (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation,



                                       14

                agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

C. ADVISER AND COMPANY UNDERTAKINGS. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Adviser and the Company will undertake the following:

          (i) the Adviser agrees promptly to provide the Subadviser with all amendments or supplements to the Prospectus, the Company's Articles of Incorporation, and By-Laws;

          (ii) the Company and the Adviser each agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

          (iii) the Adviser agrees to provide or cause to be provided to the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

          (iv) the Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

          (v) the Adviser will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board and agrees to promptly provide the Subadviser copies of all amendments thereto.

D. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

E. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain such records as are required of an investment adviser under applicable law.

Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such



                                       15

amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or
its other advisory clients.   To the extent authorized by said Section 28(e)
and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser's procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

G. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

H. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in Section 2A, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator.

I. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

J. Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio. Upon termination of this Agreement, the Adviser and the Company shall immediately cease to use such name and trademarks, except as necessary to comply with disclosure requirements under the federal securities laws.

During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within five business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser. Subadviser will provide reasonable marketing support to Adviser in connection with the promotion of the Portfolio.



                                       16

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second business day of each month; however, this advisory fee will be calculated based on the daily average value of the Portfolio's assets and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Furthermore, the Company and the Adviser recognize that the Subadviser may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time or nature of action taken, with respect to the Portfolio.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Subadviser shall cooperate in providing records, reports and other materials relating to the Company that are in its possession, at the request of the Adviser, and in response to inquiries by regulatory and administrative bodies having proper jurisdiction over the Company, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which the Subadviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein. The Subadviser shall keep confidential any information concerning the Adviser or any Subadviser's duties hereunder and shall disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement is effective with respect to the Portfolio as of September 8, 1998. This Agreement will remain in effect through June 30, 1999, unless earlier terminated under the provisions of
Section 12. Following the expiration of its initial term, the Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities (as determined in accordance with the 1940
Act).



                                       17

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

     A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

     C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

     C. a controlling stockholder of the Subadviser or the portfolio manager of the Portfolio changes or there is otherwise an actual change in control or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

     A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

     C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 60 days' prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach



                                       18

shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14.  MISCELLANEOUS.

     A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

     B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

     D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

     E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued
     pursuant to the Act.   As used in this Agreement, the terms "majority of
     the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



                                       19


                                 Aetna Life Insurance and Annuity Company



                                   By:
                                       -------------------------------------
                                        Laurie LeBlanc
Attest:                                 Vice President




----------------------------------
 Rose-Marie DeRensis
 Assistant Corporate Secretary


                                   Scudder Kemper Investments, Inc.



                                   By:
                                       -------------------------------------
                                        Cornelia M. Small
Attest:                                 Managing Director



----------------------------------
 John Lamb
 Vice President






                                       20

                                   APPENDIX A

                                  FEE SCHEDULE



Scudder International Growth      .75% on the first $20 million of average
                                  daily net assets
                                  .65% on the next $15 million
                                  .50% on the next $65 million
                                  .40% on the next $200 million
                                  .30% on assets over $300 million



                                       21

                                                                     EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.



     Fund              Objective         Fee Rate                   Asset
     ----              ---------        --------                   -----

Scudder            Long term growth   0.900% to $500 million    $2,884,919,345
 International     of capital         0.850% next $500 million
 Fund              primarily from     0.800% next $1 billion
                   foreign equity     0.750% next $1 billion
                   securities.        0.700% thereafter

Scudder            Long term growth   1.000% of net assets**    $   48,880,164
 International     of capital and
 Growth and        current income
 Income Fund       primarily from
                   foreign equity
                   securities.

Scudder Variable   Long term growth   0.875% to $500 million    $  427,237,880
 Life Investment   of capital         0.725% thereafter
 Fund              principally from
 International     a diversified
 Portfolio         portfolio of
                   foreign equity
                   securities.


-----------------------
** Subject to waivers and/or expense limitations.




                                       22






                     SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                 (A SEPARATE SERIES OF PORTFOLIO PARTNERS, INC.)

            THIS SOLICITATION IS MADE ON BEHALF OF THE DIRECTORS OF
                            PORTFOLIO PARTNERS, INC.

     The undersigned appoints Laurie LeBlanc, Neil McMurdie and Susan C. Mosher and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Meeting of Shareholders of the Scudder Internal Growth Portfolio (a separate series of Portfolio Partners, Inc. (the "Fund")) to be held at 10:00 a.m. on November 6, 1998, at the offices of the Fund, 151 Farmington Avenue, Hartford, Connecticut and at any adjournment thereof.
-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

  Approval of a New Investment Sub-Advisory   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
  Agreement between Aetna Life Insurance and
  Annuity Company and Scudder Kemper
  Investments, Inc.


TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED:

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR       NOTE: THE UNDERSIGNED HEREBY
NAME APPEARS BELOW, AND RETURN THIS FORM      ACKNOWLEDGES RECEIPT OF THE
IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.      NOTICE OF MEETING AND PROXY
                                              STATEMENT AND REVOKES ANY PROXY
                                              HERETOFORE GIVEN WITH RESPECT TO
                                              THE VOTES COVERED BY THIS PROXY.

                                              Dated:  ___________________, 1998

                                              _________________________________
                                              Signature
                                              _________________________________
                                              Signature If Jointly Held